Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Equify Financial LLC

777 Main Street, Suite 3900

Fort Worth, Texas 76102

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Equify Financial LLC (the “Company,” as the engaging party) and Deutsche Bank Securities Inc. who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of a sample of collateral assets which may be included in the potential issuance of asset-backed notes collateralized by a pool of equipment loans and leases, and related property, by Equify ABS 2026-1, LLC (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 50 equipment loan and lease receivables (the “Preliminary Sample Receivables”). The Company instructed us to select the sample randomly from a preliminary data tape containing 369 equipment loan and lease receivables (“ABS 26-1_Data_Tape_07.31.2026_FINAL.xlsx”), as provided to us by the Company (the “Data Tape”). The Company represents that the Data Tape is as of July 31, 2026 (the “Cutoff Date”).

Subsequent to the selection of the Preliminary Sample Receivables, the Company informed us that five of the Preliminary Sample Receivables numbered 18, 23, 24, 29, and 39, were removed from the final pool of equipment loan and lease receivables. At the instruction of the Company, we randomly selected five replacement equipment loan and lease receivables designated as Sample Receivables 51 through 55 (the “Replacement Sample Receivables”) from a list of equipment loan and lease receivables provided to us by the Company in the file “ABS 26-1_Data_Tape_09.30.2026_Sent_PwC.” The Preliminary Sample Receivables and Replacement Sample Receivables are referred to herein as the “Sample Receivables.”

PricewaterhouseCoopers LLP 655 New York Ave NW, Washington, DC 20001
www.pwc.com/us	T: (646) 471 3000

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This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The existence of the assets or collateral securing such assets;

•

The rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•

The adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape, Amended Data Tape, proposed or final pool of collateral for the Transaction including and additional receivables for the Transaction, or any other receivables excluded from the Transaction.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Procedure Definitions

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to the recalculation of one or more data elements to underlying documentation

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Data, Information and Documents Provided

The Company provided the following data, information and documents with respect to the proposed Transaction:

1.

The Data Tape described above, containing 369 equipment loan and lease receivables, which the Company represents is as of the Cutoff Date. The Company subsequently provided an amended version of the Data Tape containing additional fields for the corresponding ILS system contract number, where applicable, and contractual maturity date (the “Amended Data Tape”).

2.

For certain Sample Receivables converted from the Lease Plus system to the ILS system, the Company provided an Excel file containing historical payment information maintained within the Lease Plus system (the “Old System Data Tape”).

3.

For each Sample Receivable the Company provided the following documents which they represent is extracted from the Company’s internal document management and servicing system. The Company represents that the internal document management and servicing system is maintained by the Company and is their primary servicing and record keeping system for the equipment loan and lease receivables:

a.	PDF of a Promissory Note or Equipment Finance Agreement and modification or assumption letters (if any) (the “Contract”),

b.

PNG of separate ILS system servicing screens (the “ILS Screenshots”), evidencing the billing cycle and payment amount, customer name, contract number, commencement date, term, gross contract amount, number of payments remaining, maturity date, interest rate, state, and variable payment schedule

4.

An Excel file titled “Remaining Term Screenshots,” containing payment history information for certain Sample Receivables, including information identifying ghost payments and payments made after the Cutoff Date that remained reflected in the “Number of Pymts Made” field (the “Remaining Term Screenshots File”).

5.

An Excel file titled “Equify 2026-1 PwC Additional Samples_Remaining_Terms.xlsx,” containing payment history information for the Replacement Sample Receivables, including information identifying ghost payments and payments made after the Cutoff Date that remained reflected in the “Number of Pymts Made” field (the “Replacement Remaining Term Screenshots File”).

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”.

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Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables, and reported our findings therefrom. For purposes of the procedures below, in the event that a document was not clear, data was missing, or there was a question with regards to information contained in the Data, Information and Documents that was relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions. We noted exceptions in Exhibit A.

A.

For each Sample Receivable, we compared or recalculated, as applicable, each attribute specified in the table below (“Specified Attribute”), as set forth in the Amended Data Tape, to the corresponding information contained in the respective source file(s) listed below and reported our findings after the application of the “Threshold and/or Special Instructions” provided by the Company, as listed below:

	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions

1	Contract Number	contract_#	Contract

2	Obligor Name	customer_name	Contract	For Sample Receivables #10 and #18, the Company confirmed the respective Obligor Name variations noted in the supporting documentation.

3	Lease/Loan Type	lease / loan type	ILS Screenshots	The Company confirmed that “Op Lease” in the Amended Data Tape represents a lease for purposes of the Lease/Loan Type attribute.

4	Active Date	start_date	Contract

5	Original Term	contract_term	Contract; ILS Screenshots	The Company instructed us to calculate the Original Term by quantifying the difference between the Active Date and the Maturity Date plus one month. The Specified Parties agreed to a threshold of ±1 month for purposes of reporting exceptions for this attribute.

6	Maturity Date	lease_maturity_(original tape-amort end date)	ILS Screenshots	For Sample Receivables #4, #5, #6, #7, #8, #9, #10, #11, #14, #15, #16, #18, #19, #22, #23, #24, #25, #26, #27, #30, #31, #42, #43, #45, #48, and #49, the contractual maturity date was obtained from the Amended Data Tape.

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	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions

7	Billing Cycle Frequency	ContractPmtFreq	Contract

8	Customer State	lease_bil	ILS Screenshots	If a difference was noted between the Customer State on the contract and the Data Tape, the Company instructed us to refer to the State listed on the ILS Screenshots

9	Current Payment Amount	contract_cur_pmt_amt_	Contract; ILS Screenshots	For Sample Receivable #4, the Company instructed us to use the Variable Payment Schedule in combination with a loan payment history file to determine the contractual payment amount.

10	Total Residual Value	lease_current_resid	ILS Screenshots	The Company advised us that loan contracts do not have residual values and, therefore, provided residual value screenshots only for lease contracts. The Company further instructed us to assume a residual value of $0 for all loan contracts.

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	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions

11	Remaining Number of Payments	#_pmts_rem to inv	ILS Screenshots	The Company instructed us to recalculate the remaining number of payments using the methodology as outlined below. The Specified Parties agreed to a threshold of ±1 month for purposes of reporting exceptions for this attribute.

12	Yield/APR	ContractRate	ILS Screenshots

Remaining Number of Payments methodology: We recalculated the Remaining Number of Payments by subtracting the “Number of Pymts Made,” as reflected in the ILS Screenshots, from the Original Term reflected in the Data Tape.

For the purpose of this calculation we performed the following procedures as instructed by the Company:

•

For Sample Receivables 1, 2, 3, 4, 10, 12, 13, 14, 17, 20, 21, 24, 26, 28, 29, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 44, 46, 47, 50, and 55: The Company provided an Old System Data Tape for contracts converted from Lease Plus to ILS and advised us that payments made prior to the conversion were not reflected in the ILS payment history. Accordingly, we included the pre-conversion payments from the Old System Data Tape in our recalculation of the Remaining Number of Payments.

•

For Sample Receivables 5, 6, 7, 8, 9, 11, 15, 16, 18, 19, 22, 23, 25, 27, 30, 31, 42, 43, 45, 48, and 49: The Company advised us that contracts booked in the ILS system include an additional payment (referred to by the Company as a “ghost payment”). Accordingly, we subtracted one payment from the “Number of Pymts Made” field reflected within the ILS Screenshots in order to recalculate the Remaining Number of Payments.

•

For Sample Receivables 2, 3, 4, 10, 11, 12, 13, 14, 17, 18, 19, 20, 21, 22, 23, 24, 26, 28, 29, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45, 47, 48, and 50: The Remaining Term Screenshots File provided by the Company contained payment history identifying ghost payments, as applicable, and payments made after the Cutoff Date that remained reflected in the “Number of Pymts Made” field. Accordingly, we adjusted the number of payments made for such items in our recalculation of the Remaining Number of Payments.

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•

For Sample Receivables 51, 52, 53, 54, and 55: The Replacement Remaining Term Screenshots File provided by the Company contained payment history identifying ghost payments, as applicable, and payments made after the Cutoff Date that remained reflected in the “Number of Pymts Made” field. Accordingly, we adjusted the number of payments made for such items in our recalculation of the Remaining Number of Payments.

We noted 3 exceptions for procedure A, which are outlined in Exhibit A.

B.	For each Sample Receivable, we observed a signature next to the “borrower” section of the Contract. We noted no exceptions, and we make no comment as to the authenticity or validity of any signature.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the collateral assets for the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Report of Independent Accountants on Applying Agreed-Upon Procedures Equify ABS 2026-1, LLC November 10, 2026 Page 8 of 9

/s/ PricewaterhouseCoopers LLP

November 10, 2026

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Exhibit A

Procedure / Attribute	Sample #	Data Tape Value	Support Value

A4	14	9/1/2025	1/21/2025

A11	14	33	26

A11	50	29	35